--------------------------------------------------------------------------------
                           THE PARNASSUS INCOME TRUST

                           Equity Income Fund (PRBLX)

                            Fixed-Income Fund (PRFIX)
                       California Tax-Exempt Fund (PRCLX)


                       Quarterly Report September 30, 2004
--------------------------------------------------------------------------------




                                                               November 4, 2004



Dear Shareholder:

     We had a very successful shareholder meeting on October 5. Four trustees were elected: Jeanie Joe, Donald Potter, Herb Houston and yours truly. The retirement age for independent trustees was lowered to age 70. Details as to the exact number of votes from each fund will be in the annual report, which will be mailed next February. We also had a question-and-answer session on all the funds' financial performance and social policies. Todd Ahlsten, portfolio manager of the Equity Income Fund, and I answered questions, and we had a very interesting discussion with shareholders.

     Below, you will find quarterly reports on each of the three funds in the Parnassus Income Trust. Todd Ahlsten wrote the reports on the Equity Income Fund and the Fixed-Income Fund, while co-managers Ben Liao and Stephen Dodson wrote the California Tax-Exempt Fund report.

                                                               Yours truly,



                                                               Jerome L. Dodson

                                                               President

                               Equity Income Fund
Dear Shareholder:

     As of September 30, 2004, the net asset value per share (NAV) of the Equity Income Fund was $24.36, so after taking dividends into account, the total return for the third quarter was 0.32%. This compares to a loss of 1.87% for the S&P 500 and a gain of 0.55% for the average equity income fund followed by Lipper.

     For the year-to-date, the Fund is up 3.17% compared to a gain of 1.51% for the S&P and 3.70% for the Lipper average. We are ahead of the S&P, but slightly behind the Lipper average because we have very few energy stocks compared to most equity income funds. Oil and gas stocks have shown strong gains, as oil prices climb to record highs.

     While the Fund underperformed the S&P and Lipper for the past year due to our defensive strategy of 2003, our long-term returns remain excellent. The Fund's three, five and ten-year returns beat the Lipper average and the S&P 500 for those periods. We are pleased to report that our five-year return of 8.80% beat the S&P's return by over 10% annually. The SEC yield for the Fund for September was 1.74% versus 1.72% for the S&P 500.

     Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.



-------------------------------------------------------------------------------------------------------------------
Average Annual Returns                        Equity Income           Lipper Equity Income             S&P 500
for periods ended September 30, 2004               Fund                   Fund Average                  Index
-------------------------------------------------------------------------------------------------------------------
One Year                                           9.38%                     16.67%                    13.87%
Three Years                                        8.48%                      5.27%                     4.03%
Five Years                                         8.80%                      3.57%                    (1.30%)
Ten Years                                         11.97%                     10.06%                    11.05%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual-fund returns do.

MARKET RECAP
     The Fund had a good third quarter as we were able to report a 0.32% gain despite the 1.87% loss for the S&P 500 and a more severe 7.24% decline for the NASDAQ. We entered the quarter positioned for a technology sell-off as only 7% of the Fund was invested in technology stocks, versus about 17% for the S&P 500. However, the Fund would have reported a loss for the quarter if it wasn't for a phone call I received from a former Parnassus intern who now works as an analyst for a hedge fund. He was out visiting companies overseas, and while waiting for his return flight home, he called me and said technology stocks looked way overvalued. I was convinced he was right and placed calls to our brokers to sell almost all of our technology stocks. Within a week or so, I reduced the technology exposure of the Fund from approximately 7% to less than 1%.

     The former intern was right. The NASDAQ 100 index plunged 14% between June 30 and August 13. As a result, that phone call boosted the Fund's return by approximately 1.5%. Dinner's on me, the next time he's in town!


STRATEGY
     As of this writing in mid-October, the S&P 500 looks fairly valued trading at a PE of 20 times trailing earnings. The economic recovery continues to look uneven as a tug-of-war exists between low interest rates and high oil prices. Given this economic environment, the Fund remains fully invested in good companies that we feel are undervalued. Our major industry weightings of the Fund include financial services, healthcare and publishing. These industries should continue to grow earnings despite high oil prices and the uneven economic recovery. We continue to own almost no technology stocks as the NASDAQ 100 (representative of technology stocks in general) remains very overvalued with a PE of 38 times trailing earnings and a paltry 0.26% dividend yield. As a result, I'm looking for technology stocks to take a hit over the next few months. That said, I'll make sure to have a conversation with our former intern before buying technology stocks.


LOSERS
     The Fund had three losers that hurt the NAV by 8(cent) or more during the quarter. The biggest loser was pharmaceutical giant Merck, which plunged 29.9% during the quarter from $47.05 to an eight-year low of $33.00. This reduced the Fund's NAV by 12(cent). On September 30, the company announced dramatic news that it was voluntarily withdrawing Vioxx, its drug for arthritis and acute pain, from the market. In response, the stock fell an amazing $12.08 per share that day. The withdrawal was linked to a 2,600-patient study where Merck was testing Vioxx to see if it could help with other health ailments. During the clinical trial of the drug, the company discovered that Vioxx increased cardiovascular risks after 18 months of use.

     While it was a devastating announcement, I applaud Merck for being progressive and pulling Vioxx from the shelves. In response to this news, I have doubled our position in Merck as the company should still generate about $5 billion of annual profit and has a huge cash flow to fund research and development. While there are risks of slower growth and litigation, I feel Merck can bounce back. The stock now trades at only 12 times estimated 2005 earnings with a 5% dividend yield. In addition, Merck has over $11 billion in cash and investments, so it's not going out of business anytime soon.

     Despite the Vioxx recall, Merck remains a very socially responsible company. Earlier this year, my brother, Neil Ahlsten, who is currently attending graduate school in Princeton University, spent time in the Sudan doing relief work with the Carter Center Foundation. During that trip, he learned that Merck has made some amazing contributions to the quality of life. He discovered that during the late 1980s, Merck researched and donated a drug called Mectizan to nations whose population suffered from "river blindness," a disease that is spread by the black simulium flies living along rivers. When the flies bite, they inject microscopic worms into the body. The worms then multiply and eventually cause debilitating skin diseases, and eventually, blindness. According to The National Animal Interest Alliance, since 1987, Merck has donated more than 700 million Mectizan tablets. The drug kills the larvae and prevents the worms from spreading. As a result, millions of people have been protected from the disease, and many nations have announced that "river blindness" is no longer a major health threat.

     Merck was named by The Chronicle of Philanthropy as the No. 1 corporate donor in the United States in its annual survey of corporate giving. Merck was the largest donor on a list of 93 of the leading Fortune 500 companies with 2003 donations totaling $843 million. This includes donations of medicines and vaccines through Merck Medical Outreach Program and Mectizan Donation Program of $396 million. While no company is perfect, I feel Merck remains a strong corporate citizen.

     Our investment in insurance company St. Paul Travelers cost the NAV 10(cent) as the stock fell 16.7% from $39.70 to $33.06. The stock dropped during the third quarter as the company announced it was taking a $1.6 billion charge related to the merger of St. Paul and Travelers. Unfortunately, I bought more stock after the merger was announced. Despite my mistake, I feel St. Paul Travelers will be a good investment long-term, so we're holding our position.

     Pfizer hurt the NAV by 8(cent) as the stock declined 9.8% from $33.93 to $30.60. The stock fell as the company reduced its sales target for 2004 due to currency fluctuations and increasing competition on drugs such as Viagra. In addition, the stock took a hit due to concerns about drug reimportation from Canada and concerns about the company's drug pipeline. Pfizer is a great company, trading at only 14 times estimated 2004 earnings, so we're holding our position.


WINNERS
     Our investment in the common and preferred stock in Oneok, a natural-gas distributor and producer, added 10(cent) to the NAV. It was one of the Fund's two biggest winners. The company raised its 2004 profit forecast during the quarter due to soaring natural gas prices. The company has increased its dividend for four consecutive quarters, so it has been a great stock for the Fund.

     Intuit, the software company that sells TurboTax and Quick Books, also increased the NAV by 10(cent) as the stock soared 19.8% from $37.89 to $45.40. After the stock dropped in June due to weak tax season sales, the company announced several new product enhancements that should boost future growth. The company projected 15 to 20% earnings growth for 2005, and the stock rebounded.

     Trex Company Inc, the composite lumber company we profiled in our semiannual report, jumped 18.5% during the quarter from $37.36 to $44.28, which added 7(cent) to the NAV. In July, the company reported outstanding earnings due to strong demand and new products. Growth should remain strong as more people switch from conventional lumber to composites. Trex should also accelerate growth now that its products are for sale at Home Depot.

     Wells Fargo, our largest holding, also added 7(cent) to the NAV as the stock climbed 5.37% from $56.59 to $59.63. The company reported stronger trends in commercial lending which boosted the stock.

     Rouse, a real estate investment trust (REIT), soared 40.3% during the period from $47.67 to $66.88 as General Growth Properties, Inc. announced it was buying the company. This buyout added 6(cent) to the NAV.

     Insurance broker A.J. Gallagher added 6(cent) to the NAV. Despite weaker prices for insurance rates, the company reported strong earnings. The company has done a great job acquiring small brokerage firms, hiring new producers and maintaining good cost control.


DIVIDENDS
     You may have noticed that the Fund paid a 21.5(cent) dividend in June of 2004 that was much larger than March's payment of 8.6(cent) and September's dividend payment of 9.8(cent). The roughly 12(cent) per share increase in June was the result of a deferral of income from last year being passed on to shareholders. The amount could have been distributed in 2003, but the Fund chose to provide shareholders a tax deferral by distributing it in 2004. It is a strategy we have employed in the past and we hope it is a true benefit to our shareholders. Going forward, given current stock valuations, the income dividend should range between 8-11(cent) per quarter.

     As of this writing, the capital-gain distribution, which is scheduled for November 19th, is estimated to be 53(cent) per share. For tax purposes, shareholders may want to defer purchases until after that date.


COMPANY NOTES
     WD-40 is not only a company with outstanding products, but it's also a great corporate citizen. During early September, I was in Southern California for a wedding and had the chance to stop by corporate headquarters in San Diego before the weekend festivities. When I drove up to WD-40's corporate headquarters, I could instantly tell the company didn't waste shareholder money on lavish real estate. The corporate office, while neat and maintained, looked like a "Class C" industrial building from the 1960s.

     Once inside the office, Mike Irwin, WD-40's chief financial officer, handed me a cup of coffee, and we talked about the company for over two hours. The financial discussion was very impressive as Mr. Irwin talked about the company's 30% return on equity, 20% operating margins and sales per employee of over $1.1 million. However, the conversation kept coming back to the company's culture and people. Mr. Irwin's eyes lit up as he said, "We love to develop and inspire people at WD-40. Employees of title don't have exclusivity of the good ideas at WD-40." He went on to mention that for five straight years, WD-40 has ranked in the "Best of the Best" for employee satisfaction out of hundreds of companies surveyed by consulting firm Peter Barron Stark & Associates. WD-40 ranked "Best of the Best" in survey categories such as clarity of purpose, goals, employee opportunity, communication, values, work environment and teamwork. He said CEO Gary Ridge was the main architect for this culture.

     Mr. Irwin also talked about a company-wide meeting called "The Leadership Academy" where all employees are invited monthly for free training about job and life issues. For the past three years, over 90% of employees have attended the monthly "Leadership Academy" luncheon, which has been a resounding success.

     Before I left the office, Mr. Irwin said, "Let's have some fun," and he took me into a room down the hallway from the boardroom called "the graveyard." The room contained hundreds of WD-40 imitators. Many cans had the exact same color scheme as WD-40; they just had different names. In the end, you can't find any of these imitators on the retail shelves as they all failed to compete with WD-40. That room was a great place to finish the meeting, as it was a true testament to the people and products that drive the company's success. I'm proud we're investors in WD-40.

     Thank you for investing in the Parnassus Equity Income Fund.

                                                             Yours truly,



                                                             Todd C. Ahlsten

                                                             Portofolio Manager

                                Fixed-Income Fund
Dear Shareholder:

     As of September 30, 2004, the net asset value per share (NAV) of the Fixed-Income Fund was $15.87, so after taking dividends into account, the total return for the third quarter was 0.60%. This compares to a gain of 3.56% for the Lehman Government/Corporate Bond Index and a gain of 3.12% for the average A-Rated bond fund followed by Lipper.

     For the year-to-date, the Fund is up 0.76% compared to a gain of 3.33% for the Lehman Government/Corporate Bond Index and a gain of 2.93% for the Lipper average.

     The third quarter was a disappointment because we made the wrong choice positioning the portfolio for higher interest rates. Typically, interest rates rise and bond prices fall when the economy strengthens, so we positioned the portfolio to preserve capital. Unfortunately, due to weak job growth and an uneven economic recovery, the 10-year U.S. Treasury bond rate fell from a high of 4.58% to 4.12% during the quarter. Our portfolio's duration, at just over one year, was set to cushion our shareholders from significant losses. (Duration essentially measures how much, in percentage terms, bond prices will change for each 1% change in yield.) Since many of our peers had durations of between five and eight years, our bonds rose less than our competitors, and we underperformed.

     Our three and ten-year returns remain ahead of the Lipper average. Unfortunately, our five-year return dipped below the Lipper average after our weak third-quarter performance.

     The 30-day SEC yield for September was 1.56%. Below you will find a table that compares the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-Rated Bond Fund Average.



-------------------------------------------------------------------------------------------------------------------
Average Annual Returns                         Fixed-Income            Lipper A-Rated Bond           Lehman Government/
for periods ended September 30, 2004               Fund                   Fund Average              Corporate Bond Index
-------------------------------------------------------------------------------------------------------------------
One Year                                           1.07%                      3.42%                         3.33%
Three Years                                        5.61%                      5.44%                         6.32%
Five Years                                         6.43%                      6.66%                         7.74%
Ten Years                                          7.13%                      7.06%                         7.76%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Government/Corporate Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn't take expenses into account, but mutual-fund returns do.


WINNERS/LOSERS
     The portfolio had two major movers which affected our performance. Our investment in a convertible-preferred stock from insurance company St. Paul-Travelers hurt the NAV by 10(cent) as the stock fell 15.5% from $72.60 to $61.37. As the company was completing the St. Paul-Travelers merger, the convertible/preferred stock dropped because the company announced it was taking a $1.6 billion charge to increase St. Paul's insurance reserves. Although the reserve announcement was a disappointment, I feel the company will be a good investment in the long term.

     Fortunately, our investment in natural-gas producer and distributor Oneok added 11(cent) to the NAV as its convertible-preferred stock jumped 14.5% from $28.76 to $32.92. The company reported strong earnings due to higher natural-gas prices, and the stock surged higher.


STRATEGY
     The portfolio remains positioned for higher rates. While the Federal Reserve has raised the Fed Funds Rate from 1.00% to 1.75% so far this year, the 10-year U.S. Treasury bond rate has actually declined from 4.58% to 4.12% during the year. High oil prices slowed economic growth during the third quarter. However, at some point in the next six months, I anticipate lower oil prices and a better economy could spark inflation fears and push rates higher. As a result, our portfolio duration remains short at just over one year. During this time, the Fund's monthly dividend will remain fairly low, i.e., in the range of 1(cent) to 2(cent) per month. However, this should protect the portfolio from significant losses if rates rise.

                                                          Yours truly,



                                                          Todd C. Ahlsten

                                                          Portofolio Manager

                           California Tax-Exempt Fund


     As of September 30, 2004, the net asset value per share (NAV) of the California Tax-Exempt Fund was $17.10. Taking dividends into account, the total return for the first three quarters of 2004 was 1.95%. Even though we have a gain for the year, the performance lagged the average California municipal-bond fund followed by Lipper, Inc., which had a return of 2.90%. The unexpected drop in interest rates in the third quarter caused the California Tax-Exempt Fund to underperform.

     Below you will find a table that compares our annual returns to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for September 2004 was 2.15%. Our portfolio's average maturity is about
5.2 years.



-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                    California        Lipper California Municipal         Lehman Municipal
for periods ended September 30, 2004          Tax-Exempt Fund           Bond Fund Average                Bond Index
-------------------------------------------------------------------------------------------------------------------
One Year                                           2.34%                      4.64%                         4.60%
Three Years                                        4.31%                      4.56%                         5.78%
Five Years                                         5.71%                      5.81%                         6.77%
Ten Years                                          6.28%                      6.01%                         6.77%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities, and it is not possible to invest directly in an index. An index doesn't take expenses into account, but mutual-fund returns do.



     As we mentioned in our previous reports, we anticipated interest rates would rise, so we put the portfolio into a defensive position. Starting in June of this year, the Federal Reserve raised short-term interest rates three times in 2004, increasing short-term rates (also known as overnight rates) by 0.75%, from 1.0% to 1.75%. Normally, this would have an effect of moving long-term interest rates up as well. It did not happen this way. The yield on the 10-year Treasury note moved from 4.58% to 4.12%, the exact opposite direction of short-term rates. What caused this? Well, there are a number of issues that contributed to this discrepancy; they all more or less relate to concern about the economic recovery. As we write this report in mid-October, the price of oil is $53 per barrel, up from $32 at the beginning of the year. Investors are also concerned about terrorism and its effect on the economy, and jobs are not being created as fast as they could be. In general, when investors are concerned about the economy, they tend to take their money out of the stock market and into the bond market. In short, this moved interest rates down, which in turn caused us to underperform since we were expecting interest rates to rise slowly.

     Nonetheless, we did have a bright spot in the portfolio. Our California state bonds (general obligation, or G.O., bonds) were upgraded to "A" from "BBB" by Standard and Poor's, and they make up about 12% of the portfolio. The successful sale of $11.3 billion of bonds intended to fund California's financing gap prompted the upgrade. The refinancing bonds eased the concern of a short-term liquidity crunch for the state.


OUTLOOK
     We underperformed during the last quarter since we thought interest rates would go up. While it might be tempting to reverse direction and adjust our portfolio to take advantage of interest rates going down, that would be the wrong thing to do. We believe that this bond-market rally is short-lived and interest rates will eventually rise. We might have gotten the timing wrong, but we are still confident in the direction of rates.


DISTRIBUTION
     Shareholder will receive a small capital-gain distribution of about 1.5(cent) per share on November 19th. This is a result of gains we made late last year that weren't distributed in 2003.

     As always, thank you for investing in the Fund.

                                  Yours truly,



                       Ben Liao                             Stephen J. Dodson

                       Co-Portfolio Manager                 Co-Portfolio Manager



                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                EQUITY INCOME FUND PORTFOLIO: SEPTEMBER 30, 2004*

                                   (UNAUDITED)


-------------------------------------------------------------------------------------------------------------------
Number of Shares      Common Stocks                                          Market Value             Per Share
            350,000   AGL Resources Inc.                                    $   10,769,500             $  30.77
            100,000   Alexandria Real Estate Equities, Inc.                      6,572,000                65.72
            300,000   American International Group, Inc.                        20,397,000                67.99
            600,000   AmSouth Bancorp                                           14,640,000                24.40
            700,000   Arthur J. Gallagher & Company                             23,191,000                33.13
            100,000   Baldor Electric Company                                    2,366,000                23.66
            100,000   Banta Corporation                                          3,975,000                39.75
             71,945   Bob Evans Farms, Inc.                                      1,954,026                27.16
            100,000   Calgon Carbon Corporation                                    722,000                 7.22
             42,500   Cascade Natural Gas Corp.                                    902,275                21.23
            235,000   Cedar Fair, L.P.                                           7,202,750                30.65
            325,000   Charles Schwab Corporation                                 2,986,750                 9.19
            150,000   Cisco Systems, Inc.                                        2,715,000                18.10
            175,000   Colgate-Palmolive Company                                  7,906,500                45.18
             25,000   Elcor Corp.                                                  694,000                27.76
            200,000   Electronics for Imaging, Inc.                              3,248,000                16.24
             80,000   Energen Corporation                                        4,124,000                51.55
            100,000   Ennis Inc.                                                 2,142,000                21.42
             20,000   Ethan Allen Interiors, Inc.                                  695,000                34.75
             10,000   Fannie Mae                                                   634,000                63.40
          1,200,000   First Health Group Corp.                                  19,308,000                16.09
             75,000   Forest Laboratories, Inc.                                  3,373,500                44.98
             10,000   Freddie Mac                                                  652,400                65.24
            450,000   Gannett Co., Inc.                                         37,692,000                83.76
            250,000   GATX Corporation                                           6,665,000                26.66
            450,000   General Mills, Inc.                                       20,205,000                44.90
            350,000   Genuine Parts Co.                                         13,433,000                38.38
             25,000   H&R Block, Inc.                                            1,235,500                49.42
            700,000   H.J. Heinz Company                                        25,214,000                36.02
             14,389   Harleysville Group                                           297,277                20.66
            382,500   Intuit Inc.                                               17,365,500                45.40
            500,000   Invitrogen Corp.                                          27,495,000                54.99
            325,000   J.P. Morgan Chase & Company                               12,912,250                39.73




                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                EQUITY INCOME FUND PORTFOLIO: SEPTEMBER 30, 2004*

                              (UNAUDITED) CONTINUED


   Number of Shares   Common Stocks                                                    Market Value             Per Share
-------------------------------------------------------------------------------------------------------------------
            450,000   Johnson & Johnson Inc.                                         $   25,348,500              $  56.33
            250,000   KeySpan Corporation                                                 9,800,000                39.20
            250,000   Kinder Morgan, Inc.                                                15,705,000                62.82
            455,000   Knight-Ridder, Inc.                                                29,779,750                65.45
            300,000   Laboratory Corporation of America Holdings                         13,116,000                43.72
            400,000   LeapFrog Enterprises, Inc.                                          8,100,000                20.25
            100,000   Lincoln National Corp.                                              4,700,000                47.00
            125,000   Mattel, Inc.                                                        2,266,250                18.13
            285,000   Maytag Corporation                                                  5,235,450                18.37
            225,000   McGraw-Hill Co.                                                    17,930,250                79.69
             15,000   MDU Resources Group Inc.                                              394,950                26.33
            400,000   Merck & Co. Inc.                                                   13,200,000                33.00
            200,000   Montpelier Re Holdings Ltd.                                         7,336,000                36.68
             35,000   Nationwide Financial Services Inc.                                  1,228,850                35.11
            100,000   Nautilus Group, Inc.                                                2,259,000                22.59
            650,000   New York Community Bancorp Inc.                                    13,351,000                20.54
            300,000   Nokia Corp - ADR                                                    4,116,000                13.72
            350,000   ONEOK, Inc.                                                         9,107,000                26.02
            900,000   Pfizer Inc.                                                        27,540,000                30.60
            550,000   Pitney Bowes Inc.                                                  24,255,000                44.10
            100,000   Quest Diagnostics Inc.                                              8,822,000                88.22
             25,000   Questar Corporation                                                 1,145,500                45.82
            200,000   RenaissanceRe Holdings Ltd                                         10,316,000                51.58
            100,000   Rouse Company                                                       6,688,000                66.88
          1,300,000   ServiceMaster Company                                              16,718,000                12.86
            275,000   SLM Corporation                                                    12,265,000                44.60
            150,000   Snap-on Incorporated                                                4,134,000                27.56
            150,000   Stanley Works                                                       6,379,500                42.53
            100,000   Target Corporation                                                  4,525,000                45.25
             10,000   Teleflex Inc.                                                         425,000                42.50
             30,000   The Home Depot, Inc.                                                1,176,000                39.20
             36,200   The J.M. Smucker Company                                            1,607,642                44.41
            325,000   The St. Paul Travelers Companies Inc.                              10,744,500                 33.06




                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                EQUITY INCOME FUND PORTFOLIO: SEPTEMBER 30, 2004*

                              (UNAUDITED) CONTINUED


   Number of Shares   Common Stocks                                                    Market Value             Per Share
-------------------------------------------------------------------------------------------------------------------
            200,000   Trex Company, Inc.                                             $    8,856,000             $  44.28
            400,000   Tribune Company                                                    16,460,000                 41.15
            100,000   UGI Corporation                                                     3,726,000                37.26
            125,000   Verizon Communications                                              4,922,500                39.38
             25,000   Washington Mutual Inc.                                                977,000                39.08
            190,000   WD-40 Company                                                       5,434,000                28.60
            200,000   Wellman, Inc.                                                       1,696,000                 8.48
            660,000   Wells Fargo & Co.                                                  39,355,800                59.63
                      TOTAL COMMON STOCKS                                            $ 704,827,670

   Principal Amount   Convertible Bonds                                                Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
      $   2,000,000   Brocade Communications, 2.000% 01/01/07                       $     1,870,000             $  93.50
          1,000,000   E trade Group, 6.000%, 02/01/07                                     1,022,500               102.25
          1,000,000   RadiSys Corporation, 5.500% 08/15/07                                  991,250                99.13
         10,000,000   TriQuint Semiconductor, 4.000% 03/1/07                              9,625,000                96.25
                      TOTAL CONVERTIBLE BONDS                                        $   13,508,750





                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                EQUITY INCOME FUND PORTFOLIO: SEPTEMBER 30, 2004*

                              (UNAUDITED) CONTINUED


   Number of Shares   Preferred Stocks                                                 Market Value             Per Share
-------------------------------------------------------------------------------------------------------------------
            275,000   Baxter International, 7.000% 02/16/06                         $    14,781,250             $  53.75
             55,439   First Republic Bank, 8.875%                                         1,458,045                26.30
             50,000   KeySpan Corporation, 8.750% 05/16/05                                2,650,000                53.00
            325,000   ONEOK, Inc., 8.501% 02/16/06                                       10,699,000                32.92
            175,000   The St. Paul Travelers Companies Inc.,
                      9.000% 08/16/05                                                    10,739,750                61.37
            275,000   Toys R Us, Inc., 6.250% 08/16/06                                   13,216,500                48.06
             55,000   Zions Bancorporation, 8.000% 09/01/32                              1,497,100
                      TOTAL PREFERRED STOCKS                                        $    55,041,645
                      Total long-term investments                                     $ 773,378,065
                      Short-term investments and other assets                             1,559,825
                      TOTAL NET ASSETS                                                $ 774,937,890
                      THE NET ASSET VALUE AS OF SEPTEMBER 30, 2004               $            24.36

o Portfolio is current at time of printing, but composition is subject to change.



                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                FIXED-INCOME FUND PORTFOLIO: SEPTEMBER 30, 2004*

                                   (UNAUDITED)


   Principal Amount   Corporate Bonds                                                  Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
     $      500,000   BankOne Corporation
                      6.000% Due 02/17/09                                           $       539,845              $107.97
            500,000   Goldman Sachs Group
                      6.650% Due 05/15/09                                                   556,804               111.36
            700,000   International Lease Financing Corp
                      5.625% Due 06/01/07                                                   739,499               105.64
            500,000   Norwest Financial, Inc.
                      6.850% Due 07/15/09                                                   568,106               113.62
            400,000   Target Corporation
                      7.500% Due 08/15/10                                                   470,403               117.60
                      TOTAL CORPORATE BONDS                                          $    2,874,655

   Principal Amount   U.S. Government Agency Bonds                                     Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
      $   3,000,000   Federal National Mortgage Assoication
                      5.125% Due 04/22/13                                            $    3,004,281              $100.14
          1,000,000   Federal Home Loan Bank
                      5.000% Due 05/28/15                                                   996,270                99.63
          2,000,000   Federal Home Loan Mortgage Corporation
                      6.250% Due 03/05/12                                                 2,109,846               105.49
                      TOTAL U.S. GOVERNMENT AGENCY BONDS                             $    6,110,397


   Number of Shares   Convertible Preferred Stocks                                     Market Value             Per Share
-------------------------------------------------------------------------------------------------------------------
             55,000   ONEOK, Inc.
                      8.500%, 02/16/06                                               $    1,810,600             $  32.92
             23,000   The St. Paul Companies, Inc.
                      9.000%, 08/16/05                                                    1,411,510                61.37
                      TOTAL PREFERRED STOCKS                                         $    3,222,110
                      Total long-term investments                                    $   12,207,162
                      Short-term investments and other assets                            24,734,596
                      TOTAL NET ASSETS                                               $   36,941,758
                      THE NET ASSET VALUE AS OF SEPTEMBER 30, 2004                   $        15.87


                      * Portfolio is current at time of printing, but composition is subject to change.



                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                             CALIFORNIA TAX-EXEMPT FUND PORTFOLIO: SEPTEMBER 30, 2004*

                                   (UNAUDITED)


   Principal Amount   Municipal Bonds                                                  Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
      $   1,000,000   ABAG Financing Authority
                      4.250%, 11/15/12                                                $   1,029,870              $102.99
            910,000   CA Statewide Communities Development -
                      EAH - East Campus Apartments
                      4.500%, 08/01/10                                                      950,522               104.45
            700,000   California Department of Water Resources
                      variable rate 1.500%, 05/01/22                                        700,000               100.00
            400,000   California Department of Water Resources -
                      Central Valley Projects
                      5.125%, 12/01/16                                                      432,404               108.10
          1,100,000   California Department of Water Resources -
                      Power Supply Revenues
                      5.500%, 05/01/09                                                    1,220,241               110.93
            400,000   California Health Facilities - Kaiser Permanente
                      5.000%, 10/01/08                                                      441,740               110.44
            500,000   CA Infrastructure & Economic Development
                      5.000%, 10/01/12                                                      560,505               112.10
          1,000,000   CA Public Works - UCLA Hospital
                      5.375%, 10/01/13                                                    1,122,510               112.25
            960,000   CA Public Works - Community Colleges
                      5.500%, 12/01/09                                                    1,072,608               111.73
          1,000,000   State of California
                      6.600%, 02/01/09                                                    1,145,800               114.58
            700,000   State of California
                      6.100%, 10/01/09                                                      800,723               114.39
          1,000,000   State of California
                      5.000%, 03/01/08                                                    1,080,090               108.01
          1,000,000   Contra Costa Transit Authority
                      4.000%, 03/01/09                                                    1,058,790               105.88
            500,000   Central Coast Water
                      5.000%, 10/01/16                                                      526,695               105.34
            300,000   Folsom School District
                      5.650%, 08/01/11                                                      335,508                111.84




                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                             CALIFORNIA TAX-EXEMPT FUND PORTFOLIO: SEPTEMBER 30, 2004*

                              (UNAUDITED) CONTINUED


   Principal Amount   Municipal Bonds                                                  Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
      $   1,000,000   Indian Wells Redevelopment Agency
                      4.500%, 09/01/11                                                $   1,078,700              $107.87
            315,000   Los Angeles City Public Works - Parks
                      5.500%, 10/01/12                                                      348,730               110.71
            275,000   Los Angeles Community Redevelopment
                      5.000%, 07/01/13                                                      299,120               108.77
            325,000   Los Angeles Metro Transit Authority
                      5.500%, 07/01/10                                                      368,037               113.24
            250,000   Los Angeles Metro Transit Authority
                      5.000%, 07/01/13                                                      272,010               108.80
            600,000   La Quinta Redevelopment Agency
                      7.300%, 09/01/11                                                      746,352               124.39
            440,000   Los Angeles Unified School District
                      5.500%, 07/01/13                                                      502,308               114.16
            415,000   Loma Linda Hospital
                      4.850%, 12/01/10                                                      456,102               109.90
            450,000   Los Altos Unified School District
                      5.250%, 08/01/10                                                      503,141               111.81
            200,000   Los Angeles Wastewater System
                      5.000%, 06/01/11                                                      217,644               108.82
            350,000   Metro Water District - Southern California
                      5.250%, 07/01/15                                                      382,606               109.32
            450,000   Morgan Hill Unified School District
                      4.900%, 08/01/13                                                      487,256               108.28
            300,000   Oakland General Obligation
                      5.500%, 12/15/11                                                      331,194               110.40
            450,000   Oakland Redevelopment Agency
                      3.400%, 09/01/09                                                      455,531               101.23
            860,000   Rialto Redevelopment Agency
                      4.000%, 09/01/07                                                      892,491               103.78
            425,000   Rialto Redevelopment Agency
                      4.500%, 09/01/13                                                      437,640                102.97






                           THE PARNASSUS INCOME TRUST
-------------------------------------------------------------------------------------------------------------------
                             CALIFORNIA TAX-EXEMPT FUND PORTFOLIO: SEPTEMBER 30, 2004*

                              (UNAUDITED) CONTINUED


   Principal Amount   Municipal Bonds                                                  Market Value          Market Price
-------------------------------------------------------------------------------------------------------------------
     $      410,000   Sacramento Unified School District
                      5.750%, 07/01/17                                              $       476,272             $ 116.16
            500,000   San Francisco Public Utilities -
                      Clean Water Revenue
                      3.000%, 10/01/06                                                      510,585               102.12
          1,000,000   San Francisco Public Utilities -
                      Clean Water Revenue
                      5.000%, 10/01/09                                                    1,110,360               111.04
          1,000,000   San Francisco International Airport
                      5.000%, 05/01/10                                                    1,103,360               110.34
            390,000   San Francisco Bay Area Rapid Transit
                      5.500%, 07/01/07                                                      425,209               109.03
            400,000   San Francisco Bay Area Rapid Transit
                      5.250%, 07/01/13                                                      436,504               109.13
                      TOTAL MUNICIPAL BONDS                                            $ 24,319,157
                      Short-term investments and other assets                             1,152,002
                      TOTAL NET ASSETS                                                 $ 25,471,159
                      THE NET ASSET VALUE AS OF SEPTEMBER 30, 2004                 $          17.10

                      Portfolio is current at time of printing, but composition is subject to change.

     The Parnassus Income Trust
     One Market-Steuart Tower, Suite 1600

     San Francisco, CA 94105

     415.778.0200

     800.999.3505

     www.parnassus.com



     Investing with a conscience

     Investment Adviser

     Parnassus Investments

     One Market-Steuart Tower

     Suite 1600

     San Francisco, CA 94105



     Legal Counsel

     Foley & Lardner LLP

     777 E. Wisconsin Avenue

     Milwaukee, WI 53202



     Independent

     Auditors

     Deloitte & Touche LLP

     50 Fremont Street

     San Francisco, CA 94105



     Distributor

     Parnassus Investments

     One Market-Steuart Tower

     Suite 1600

     San Francisco, CA 94105

      This report must be preceded or accompanied by a current prospectus.